UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2008


                              TASKER PRODUCTS CORP.
             (Exact name of Registrant as specified in its charter)


         Delaware                      0-32019                    88-0426048
(State of incorporation)        (Commission File No.)           (IRS Employer
                                                             Identification No.)

                                 21-00 Route 208
                               Fairlawn, NJ 07410
                    (Address of principal executive offices)

                  Registrant's telephone number: (201) 475-7328

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Tasker Products Corp. (the "Registrant") has received cash in the aggregate principal amount of $250,000 (the "Bridge Loans") of which its president, CEO and director, Lanny Dacus, and executive chairman and director, Greg Osborn, invested $50,000 each. The Registrant has entered into an agreement with a Private Placement Agent to raise up to $5,000,000 (the "Qualified Raise") the terms of which are still under negotiation. The Bridge Loan will convert into the Qualified Raise, under the same terms and conditions upon its completion.

This report shall not constitute an offer to sell or a solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction where such an offering or sale would be unlawful.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TASKER PRODUCTS CORP.


Dated: May 2, 2008                 By:  /s/ Doreen J. Remmen
                                        --------------------------------
                                            Doreen J. Remmen
                                            Chief Financial Officer